Income Taxes	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
Income Taxes

Note 10: Income Taxes

In 2012, the Company announced the planned tax domicile of CNH Industrial N.V. in the United Kingdom. On August 13, 2013, the Dutch and United Kingdom competent authorities completed a mutual agreement procedure and issued a ruling that as of November 24, 2012, CNH Industrial N.V. should be treated solely as a tax resident in the United Kingdom for the application of the Netherlands-U.K. tax treaty and is subject to the United Kingdom corporate income tax system. As a result of the United Kingdom tax residence, the Company does not expect a significant impact on its corporate income tax liabilities. However, dividend distributions by CNH Industrial N.V. to its shareholders are not subject to withholding tax, as the United Kingdom currently does not levy a withholding tax on dividend distributions. Dividend distributions by CNH Industrial N.V. to its Dutch resident shareholders may be subject to Dutch dividend withholding tax.

CNH Industrial N.V., through its subsidiaries, has substantial world-wide operations. Taxes are primarily paid on the earnings generated in various jurisdictions, including the United States, Brazil, Canada, Australia and other countries. The Company’s subsidiaries incur tax obligations in the jurisdictions in which they operate. The Company’s provision for income taxes as reported in its consolidated statements of operations for the year ended December 31, 2015 of $360 million consists almost entirely of the income taxes owed by the subsidiaries of CNH Industrial N.V.

The sources of income before taxes and equity in income of unconsolidated subsidiaries and affiliates for the years ended December 31, 2015, 2014, and 2013 are as follows:

	2015	2014	2013
	(in millions)
Parent country source	$11	$(12)	$14
Foreign sources	556	1,101	1,360
Income before taxes and equity in income of unconsolidated subsidiaries and affiliates	$567	$1,089	$1,374

The provision for income taxes for the years ended December 31, 2015, 2014 and 2013 consisted of the following:

	2015	2014	2013
	(in millions)
Current income taxes	$263	$489	$755
Deferred income taxes	97	(22)	(84)
Total income tax provision	$360	$467	$671

CNH Industrial N.V. is incorporated in the Netherlands, but the Company is a tax resident of the United Kingdom as indicated above. The reconciliation of the differences between the provision for income taxes and the statutory rate is presented on the basis of the weighted average of the United Kingdom statutory main corporation tax rates in force over each of the Company’s calendar year reporting periods of 23% in 2013, 22% in 2014 and 20% in 2015. A reconciliation of CNH Industrial’s statutory and effective income tax rate for the years ended December 31, 2015, 2014 and 2013 is as follows:

	2015	2014	2013
	(in percentages)
Tax provision at the parent statutory rate	20%	22%	23%
Foreign income taxed at different rates	10	14	11
Change in valuation allowance	19	14	13
Italian IRAP taxes	1	3	2
Tax contingencies	5	(6)	3
Tax credits and incentives	(8)	(8)	(7)
Tax effect of permanent difference due to Venezuelan net monetary assets re-measurement	9	—	—
Change in tax rate or law	4	—	—
Withholding taxes	2	—	—
Other	1	4	4
Total income tax provision	63%	43%	49%

The amount reported for foreign income taxed at different rates relates to the taxes on earnings generated in various jurisdictions outside of the United Kingdom, including the United States.

The components of net deferred tax assets as of December 31, 2015 and 2014 are as follows:

	2015	2014
	(in millions)
Deferred tax assets:
Inventories	$89	$89
Warranty and campaigns	156	202
Allowance for credit losses	162	212
Marketing and sales incentive programs	347	445
Other risk and future charges reserve	200	173
Pension, postretirement and postemployment benefits	580	634
Measurement of derivative financial instruments	—	37
Research and development costs	395	343
Other reserves	400	413
Tax loss carry forwards	712	836
Less: Valuation allowances	(1,361)	(1,484)
Total deferred tax assets	$1,680	$1,900
Deferred tax liabilities:
Property, plant and equipment	432	271
Measurement of derivative financial instruments	2	—
Other	330	334
Total deferred tax liabilities	764	605
Net deferred tax assets	$916	$1,295

Net deferred tax assets are reflected in the accompanying consolidated balance sheets as of December 31, 2015 and 2014 as follows:

	2015	2014
	(in millions)
Deferred tax assets	$1,250	$1,747
Deferred tax liabilities	(334)	(452)
Net deferred tax assets	$916	$1,295

CNH Industrial has gross tax loss carry forwards in a number of tax jurisdictions. The years in which these tax losses expire are as follows: $50 million in 2016; $40 million in 2017; $140 million in 2018; $160 million in 2019; $786 million in 2020 and beyond. CNH Industrial also has tax loss carry forwards of more than $2 billion with indefinite lives.

A reconciliation of the gross amounts of tax contingencies at the beginning and end of the year is as follows:

	2015	2014
	(in millions)
Balance, beginning of year	$343	$555
Additions based on tax positions related to the current year	31	42
Additions for tax positions of prior years	46	81
Reductions for tax positions of prior years	(72)	(304)
Reductions for tax positions as a result of lapse of statute	(10)	(12)
Settlements	(13)	(19)
Balance, end of year	$325	$343

As of December 31, 2015, there are $146 million of unrecognized tax benefits that if recognized would affect the effective tax rate.

The remaining tax contingencies included in the balance sheet at December 31, 2015 are principally related to tax positions for which there are offsetting tax receivables or tax contingencies related to timing items. Based on worldwide tax audits which are scheduled to close over the next twelve months, the Company expects to have decreases of approximately $123 million and increases of approximately $43 million to tax contingencies primarily related to transfer pricing. These changes in tax contingencies are not expected to have a material impact on the effective tax rate due to compensating adjustments to related tax receivables.

Included in the balance sheet at December 31, 2015, are $22 million of tax positions for which the ultimate deductibility is highly certain, but for which there is uncertainty about the timing of such deductibility. The disallowance of a shorter deductibility period would accelerate the payment of cash to the taxing authority to an earlier period.

The Company recognizes interest and penalties accrued related to tax contingencies as part of the income tax provision. During the years ended December 31, 2015, 2014 and 2013, the Company recognized approximately $2 million, $(8) million and $(13) million in interest and penalties, respectively. The Company had approximately $16 million, $17 million and $26 million for the payment of interest and penalties accrued at December 31, 2015, 2014 and 2013, respectively.

On December 18, 2015, President Obama signed The Protecting Americans from Tax Hikes (PATH) Act, which made permanent several lapsed business incentives, such as the R&D tax credit and subpart F exception for active financing income. For financial reporting purposes, the tax impact of this legislation is taken into account in the quarter in which the legislation is enacted by Congress and signed into law by the President. Since President Obama signed the bill on December 18, 2015, the financial reporting for these legislative changes occurred in the fourth quarter of 2015. The Company recorded a discrete tax benefit of $6 million in the fourth quarter related to the 2015 R&D tax credit.

On December 19, 2014, President Obama signed The Tax Increase Prevention Act of 2014, legislation which extended many of the tax provisions that expired in 2013. For financial reporting purposes, the tax impact of this legislation is taken into account in the quarter in which the legislation is enacted by Congress and signed into law by the President. Since President Obama signed the bill on December 19, 2014, the financial reporting for these legislative changes occurred in the fourth quarter of 2014. In the fourth quarter of 2014, the full 2014 R&D tax credit was recorded as a discrete tax benefit and the reduction of the 2014 active financing income was recorded. The total tax benefit in the fourth quarter of 2014 was approximately $12 million.

On January 2, 2013, President Obama signed The American Taxpayer Relief Act of 2012, legislation which extended many of the tax provisions that expired in 2011 or 2012. For financial reporting purposes, the tax impact of this legislation is taken into account in the quarter in which the legislation is enacted by Congress and signed into law by the President. Since President Obama signed the bill on January 2, 2013, the financial reporting for these legislative changes occurred in the first quarter of 2013. In the first quarter of 2013, the full 2012 R&D tax credit was recorded as a discrete tax benefit and the reduction of the 2012 active financing income was recorded. The total tax impact in the first quarter of 2013 was approximately $9 million.

The U.K. 2015 Finance Bill received Royal Assent in the fourth quarter of 2015, which resulted in the enactment of the United Kingdom corporate tax rate change from 20% in 2015 to 19% in 2017, then to 18% in 2020. This resulted in an $8 million discrete tax charge in the fourth quarter of 2015 for the write-down of the United Kingdom net deferred tax asset.

On July 17, 2012, the U.K. Finance Act 2012 received Royal Assent passing into law a number of tax measures including the tax rate reduction, Controlled Foreign Corporation (CFC) reform and the introduction of the “patent box” regime. The key measure is a phased-in 2% reduction to the corporate income tax rate. A reduction to 21% for the year beginning April 1, 2014 and a reduction to 20% for the year beginning April 1, 2015 were included in the Finance Act 2013 and enacted in 2013. Pursuant to ASC 740-10-25-47, deferred taxes are required to be measured using the tax laws and rates that are fully enacted as of the balance sheet date. The effect of changes in tax laws, including those with retroactive application, should be recorded in the financial reporting period that includes the enactment date with the entire tax effect of a change allocated to continuing operations. The deferred tax balances have been adjusted for the enacted 20% tax rate change.

On October 6, 2015, the Brazilian President signed into law a temporary increase in social contribution tax on net profits for financial institutions from 15% to 20%. The tax rate will return to 15% on January 1, 2019. As such, the Company recorded a $6 million discrete tax benefit for the write-up of CNH Banco Capital’s net deferred tax asset in the fourth quarter.

The French government did not extend the additional contribution tax for 2016, which resulted in a decrease in the France tax rate from 38% to 34.43%. As a result, there was a $14 million discrete tax charge in the fourth quarter for the write-down of the French tax unit’s net deferred tax asset.

In December 2015, the Italian President approved the reduction of the Italian federal IRES tax rate from the current rate of 27.5% to 24% in 2017. There was no tax impact for the tax rate change under U.S. GAAP as the Italian tax unit net deferred tax asset is offset by a full valuation.

The Company files income tax returns in various foreign jurisdictions, of which the United States, Canada and Italy represent the major tax jurisdictions. The Company is currently under tax examinations by various taxing authorities for the years 2001 through 2014 that are anticipated to be completed by the end of 2018. During 2015, the Company settled various tax examinations and has made cash payments to the United States of approximately $15 million. Certain taxing authorities have proposed adjustments to the Company for certain tax positions and the Company is currently engaged in competent authority proceedings. The Company reached a settlement with the United States and Canada competent authorities in 2013 settling transfer pricing disputes for the years 2005 through 2012 resulting in cash tax payments of $44 million in 2014, offset by cash tax refunds of $50 million received in 2014 and another $20 million expected in 2016. The potential tax deficiency assessment relating to other tax examinations could result in cash payments in the range of $6 to $11 million. The Company has provided for tax contingencies and related competent authority recovery. The Company does not believe that the resolution of the tax examinations will have a material adverse effect on the Company’s financial position or its results of operations.

At December 31, 2015, undistributed earnings in certain subsidiaries outside the United Kingdom totaled $5.3 billion for which no deferred tax has been recorded because the remittance of earnings from certain jurisdictions would incur no tax or such earnings are permanently reinvested. The Company has determined that the amount of unrecognized deferred tax liability relating to the $5.3 billion undistributed earnings is approximately $78 million and attributable to foreign withholding taxes in certain jurisdictions. Further, the Company evaluated the undistributed earnings from its joint ventures in which it owned 50% or less, and recorded $9 million of deferred taxes as of December 31, 2015. The repatriation of undistributed earnings to the United Kingdom is generally exempt from United Kingdom income taxes under a full participation exemption.